                                                                   EXHIBIT 99.2

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                 (unaudited)    (unaudited)                  (unaudited)   (unaudited)
                                                June 30, 1997   May 31, 1997               June 30, 1997   May 31, 1997
                                                    ESD             ESD         Change           PSD           PSD        Change
                                                -----------------------------------------  ---------------------------------------
CURRENT ASSETS
Cash                                                 21,768         3,020        18,748         91,797       15,489       76,308
Restricted cash held in escrow                    2,723,450     2,759,820       (36,370)           -            -            -
Accounts receivable
 A/R--trade                                      11,096,417    12,109,488    (1,013,071)     2,755,800    2,606,177      149,623
 A/R--interco                                       136,383       169,461       (33,078)       164,764      104,547       60,217
 A/R--employees                                       8,512         6,274         2,238         16,824       14,274        2,550
 A/R--misc.                                         808,255       798,258         9,997            -            -            -
 Allowance for doubtful accounts                 (1,698,379)   (1,712,626)       14,247       (341,305)    (231,738)    (109,567)
                                                -----------------------------------------  ---------------------------------------
  Accounts receivable, net                       10,351,188    11,370,855    (1,019,667)     2,596,083    2,493,260      102,823
                                                -----------------------------------------  ---------------------------------------
Costs and earnings in excess of billings          7,939,657     8,549,864      (610,207)           628          -            628
Prepaid expenses                                      3,081       (28,981)       32,062         (7,829)     (28,558)      20,729
Inventory                                               -             -             -        3,463,984    3,390,423       73,561
Inventory reserve                                       -             -             -         (918,000)    (518,000)    (400,000)
                                                -----------------------------------------  ---------------------------------------
  Inventory, net                                        -             -             -        2,545,984    2,872,423     (326,439)
                                                -----------------------------------------  ---------------------------------------
Other current assets                                    -             -             -              -            -            -
                                                -----------------------------------------  ---------------------------------------
TOTAL CURRENT ASSETS                             21,039,144    22,654,578    (1,615,434)     5,226,663    5,352,614     (125,951)
                                                -----------------------------------------  ---------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                  2,021,451     1,814,255       207,196        225,845      225,845          -
 Automotive equipment                               832,814       690,019       142,795        491,994      491,994          -
 Office furniture and equipment                     710,551       699,063        11,488        580,279      578,991        1,288
 Equipment under capital leases                         -          53,096       (53,096)           -            -            -
 Leasehold improvements                              90,823        90,823           -           37,993       37,993          -
                                                -----------------------------------------  ---------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                  3,655,639     3,347,256       308,383      1,336,111    1,334,823        1,288
 Accum. Depreciation                             (1,857,565)   (1,666,826)     (190,739)      (612,881)    (590,768)     (22,113)
                                                -----------------------------------------  ---------------------------------------
TOTAL PROPERTY & EQUIP., NET                      1,798,074     1,680,430       117,644        723,230      744,055      (20,825)
                                                -----------------------------------------  ---------------------------------------
Long-term receivable - Other (Texas)                814,814                     814,814            -            -            -
Other Assets                                        161,178       158,578         2,600            -            -            -
Investment & Intercompany in Subsidiaires               -             -             -              -            -            -
                                                -----------------------------------------  ---------------------------------------
TOTAL ASSETS                                     23,813,210    24,493,586      (680,376)     5,949,893    6,096,669     (146,776)
                                                -----------------------------------------  ---------------------------------------
                                                -----------------------------------------  ---------------------------------------
POST PETITION CURRENT LIABILITIES
 Accounts payable                                    93,565        94,351          (786)        80,836       74,682        6,154
 Line of Credit                                         -             -             -              -            -            -
 Accrued expenses, excluding bankruptcy costs       619,554       875,238      (255,684)       795,864      877,136      (81,272)
 Accrued bankruptcy costs                               -             -             -              -            -            -
 Estimated claims secured by cash held in escrow  2,652,269     2,689,496       (37,227)           -            -            -
 Billings in excess of costs & earnings                 -             -             -              -            -            -
 Current portion of long term debt                      -             -             -              -            -            -
 Intercompany - BNYFC                              (327,714)   (1,143,947)      816,233        564,555      255,643      308,912
 Intercompany payables                              443,111       243,114       199,997        810,686      677,063      133,623
                                                -----------------------------------------  ---------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES           3,480,785     2,758,252       722,533      2,251,941    1,884,524      367,417
Intercompany - BNYFC                              7,841,012     8,627,330      (786,318)     4,402,251    4,313,582       88,669
Intercompany Notes Payable                        8,741,768     8,741,768           -              -            -            -
Pre Petition Liabilities                          2,512,859     2,290,369       222,490        969,989      969,817          172

Pre Petition Estimated Construction Claims              -             -             -              -            -            -
                                                -----------------------------------------  ---------------------------------------
 TOTAL LIABILITIES                               22,576,424    22,417,719       158,705      7,624,181    7,167,923      456,258
                                                -----------------------------------------  ---------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                     -             -             -              -            -            -
Additional paid in capital                       17,791,864    17,791,864           -       14,113,361   14,113,361          -
Treasury Stock A-P-I-C                                  -             -             -              -            -            -
Retained earnings - prior                       (15,563,779)  (15,563,779)          -      (14,767,222) (14,767,222)         -
Y-T-D net income pre petition                       (26,496)      (26,496)          -         (247,894)    (247,894)         -
Y-T-D net income post petition                     (964,803)     (125,722)     (839,081)      (772,533)    (169,499)    (603,034)
                                                -----------------------------------------  ---------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                       1,236,786     2,075,867      (839,081)    (1,674,288)  (1,071,254)    (603,034)
                                                -----------------------------------------  ---------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         23,813,210    24,493,586      (680,376)     5,949,893    6,096,669     (146,776)
                                                -----------------------------------------  ---------------------------------------
                                                -----------------------------------------  ---------------------------------------

                  See accompanying note to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                                                            (unaudited)   (unaudited)
                                                 (unaudited)   (unaudited)                 June 30, 1997  May 31, 1997
                                                June 30, 1997  May 31, 1997                 Continuing    Continuing
                                                  Corporate     Corporate       Change      Operations    Operations      Change
                                                -----------------------------------------  ---------------------------------------
CURRENT ASSETS
Cash                                                211,843     1,589,081    (1,377,238)       325,408    1,607,590     (1,282,182)
Restricted cash held in escrow                          -             -             -        2,723,450    2,759,820        (36,370)
Accounts receivable
 A/R--trade                                         236,846       103,697       133,149     14,089,063   14,819,362       (730,299)
 A/R--interco                                       519,588       531,626       (12,038)       820,735      805,634         15,101
 A/R--employees                                         -             -             -           25,336       20,548          4,788
 A/R--misc.                                       1,168,737     1,152,035        16,702      1,976,992    1,950,293         26,699
 Allowance for doubtful accounts                 (1,202,957)   (1,164,275)      (38,682)    (3,242,641)  (3,108,639)      (134,002)
                                                -----------------------------------------  ---------------------------------------
  Accounts receivable, net                          722,214       623,083        99,131     13,669,485   14,487,198       (817,713)
                                                -----------------------------------------  ---------------------------------------
Costs and earnings in excess of billings                -             -             -        7,940,285    8,549,864       (609,579)
Prepaid expenses                                    484,381        65,427       418,954        479,633        7,888        471,745
Inventory                                               -             -             -        3,463,984    3,390,423         73,561
Inventory reserve                                       -             -             -         (918,000)    (518,000)      (400,000)
                                                -----------------------------------------  ---------------------------------------
  Inventory, net                                        -             -             -        2,545,984    2,872,423       (326,439)
                                                -----------------------------------------  ---------------------------------------
Other current assets                                 37,860        38,866        (1,006)        37,860       38,866         (1,006)
                                                -----------------------------------------  ---------------------------------------
TOTAL CURRENT ASSETS                              1,456,298     2,316,457      (860,159)    27,722,105   30,323,649     (2,601,544)
                                                -----------------------------------------  ---------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                        -             -             -        2,247,296    2,040,100        207,196
 Automotive equipment                                   -             -             -        1,324,808    1,182,013        142,795
 Office furniture and equipment                     401,225       401,225           -        1,692,055    1,679,279         12,776
 Equipment under capital leases                         -             -             -              -         53,096        (53,096)
 Leasehold improvements                              21,780        21,780           -          150,596      150,596            -
                                                -----------------------------------------  ---------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                    423,005       423,005           -        5,414,755    5,105,084        309,671
 Accum. Depreciation                               (338,527)     (334,587)       (3,940)    (2,808,973)  (2,592,181)      (216,792)
                                                -----------------------------------------  ---------------------------------------
TOTAL PROPERTY & EQUIP., NET                         84,478        88,418        (3,940)     2,605,782    2,512,903         92,879
                                                -----------------------------------------  ---------------------------------------
Long-term receivable - Other (Texas)                                                -          814,814          -          814,814
Other Assets                                        701,591       693,096         8,495        862,769      851,674         11,095
Investment & Intercompany in Subsidiaires        84,534,918    85,005,346      (470,428)    84,534,918   85,005,346       (470,428)
                                                -----------------------------------------  ---------------------------------------
TOTAL ASSETS                                     86,777,285    88,103,317    (1,326,032)   116,540,388  118,693,572     (2,153,184)
                                                -----------------------------------------  ---------------------------------------
                                                -----------------------------------------  ---------------------------------------
POST PETITION CURRENT LIABILITIES
 Accounts payable                                    64,774        55,540         9,234        239,175      224,573         14,602
 Line of Credit                                  19,155,677    19,004,055       151,622     19,155,677   19,004,055        151,622
 Accrued expenses, excluding bankruptcy costs       830,325       524,385       305,940      2,245,743    2,276,759        (31,016)
 Accrued bankruptcy costs                           577,864       281,033       296,831        577,864      281,033        296,831
 Estimated claims secured by cash held in escrow        -             -             -        2,652,269    2,689,496        (37,227)
 Billings in excess of costs & earnings                 -             -             -              -            -              -
 Current portion of long term debt                  770,177       975,575      (205,398)       770,177      975,575       (205,398)
 Intercompany - BNYFC                                   -             -             -          236,841     (888,304)     1,125,145
 Intercompany payables                                6,005        14,906        (8,901)     1,259,802      935,083        324,719
                                                -----------------------------------------  ---------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES          21,404,822    20,855,494       549,328     27,137,548   25,498,270      1,639,278
Intercompany - BNYFC                            (22,488,855)  (21,373,904)   (1,114,951)   (10,245,592)  (8,432,992)    (1,812,600)
Intercompany Notes Payable                                                          -        8,741,768    8,741,768            -
Pre Petition Liabilities                          2,578,223     2,591,055       (12,832)     6,061,071    5,851,241        209,830
Pre Petition Estimated Construction Claims                                          -              -            -              -
                                                -----------------------------------------  ---------------------------------------
 TOTAL LIABILITIES                                1,494,190     2,072,645      (578,455)    31,694,795   31,658,287         36,508
                                                -----------------------------------------  ---------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                 121,289       121,289           -          121,289      121,289            -
Additional paid in capital                      133,347,234   133,347,234           -      165,252,459  165,252,459            -
Treasury Stock A-P-I-C                             (562,506)     (562,506)          -         (562,506)    (562,506)           -
Retained earnings - prior                       (45,592,619)  (45,592,619)          -      (75,923,620) (75,923,620)           -
Y-T-D net income pre petition                      (895,498)     (895,498)          -       (1,169,888)  (1,169,888)           -
Y-T-D net income post petition                   (1,134,805)     (387,228)     (747,577)    (2,872,141)    (682,449)    (2,189,692)
                                                -----------------------------------------  ---------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                      85,283,095    86,030,672      (747,577)    84,845,593   87,035,285     (2,189,692)
                                                -----------------------------------------  ---------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         86,777,285    88,103,317    (1,326,032)   116,540,388  118,693,572     (2,153,184)
                                                -----------------------------------------  ---------------------------------------
                                                -----------------------------------------  ---------------------------------------

                  See accompanying note to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                 (unaudited)    (unaudited)                 (unaudited)   (unaudited)
                                                June 30, 1997  May 31, 1997                June 30, 1997   May 31, 1997
                                                 Discontinued  Discontinued                  Combined       Combined
                                                  Operations    Operations      Change         Final          Final      Change
                                                -----------------------------------------  ---------------------------------------
CURRENT ASSETS
Cash                                                139,384        57,264        82,120        464,792     1,664,854   (1,200,062)
Restricted cash held in escrow                       67,902        67,718           184      2,791,352     2,827,538      (36,186)
Accounts receivable
 A/R--trade                                      12,852,551    12,639,449       213,102     26,941,614    27,458,811     (517,197)
 A/R--interco                                     2,637,461     2,028,547       608,914            -             -            -
 A/R--employees                                      36,268        51,408       (15,140)        61,604        71,956      (10,352)
 A/R--misc.                                         207,298       212,643        (5,345)     2,184,290     2,162,936       21,354
 Allowance for doubtful accounts                 (2,841,132)   (2,752,997)      (88,135)    (6,083,773)   (5,861,636)    (222,137)
                                                -----------------------------------------  ---------------------------------------
  Accounts receivable, net                       12,892,446    12,179,050       713,396     23,103,735    23,832,067     (728,332)
                                                -----------------------------------------  ---------------------------------------
Costs and earnings in excess of billings            852,722     1,583,620      (730,898)     8,793,007    10,133,484   (1,340,477)
Prepaid expenses                                    (44,829)       14,188       (59,017)       434,804        22,076      412,728
Inventory                                         4,154,640     4,428,604      (273,964)     7,618,624     7,819,027     (200,403)
Inventory reserve                                (1,216,762)   (1,317,716)      100,954     (2,134,762)   (1,835,716)    (299,046)
                                                -----------------------------------------  ---------------------------------------
  Inventory, net                                  2,937,878     3,110,888      (173,010)     5,483,862     5,983,311     (499,449)
                                                -----------------------------------------  ---------------------------------------
Other current assets                                109,307       110,946        (1,639)       147,167       149,812       (2,645)
                                                -----------------------------------------  ---------------------------------------
TOTAL CURRENT ASSETS                             16,954,810    17,123,674      (168,864)    41,218,719    44,613,142   (3,394,423)
                                                -----------------------------------------  ---------------------------------------
PROPERTY AND EQUIPMENT
 Field equipment                                  3,451,892     3,549,128       (97,236)     5,699,188     5,589,228      109,960
 Automotive equipment                             2,671,270     2,795,679      (124,409)     3,996,078     3,977,692       18,386
 Office furniture and equipment                   1,424,598     1,431,436        (6,838)     3,116,653     3,110,715        5,938
 Equipment under capital leases                         -          19,872       (19,872)           -          72,968      (72,968)
 Leasehold improvements                             660,360       655,439         4,921        810,956       806,035        4,921
                                                -----------------------------------------  ---------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                  8,208,120     8,451,554      (243,434)    13,622,875    13,556,638       66,237
 Accum. Depreciation                             (4,106,829)   (4,077,600)      (29,229)    (6,915,802)   (6,669,781)    (246,021)
                                                -----------------------------------------  ---------------------------------------
TOTAL PROPERTY & EQUIP., NET                      4,101,291     4,373,954      (272,663)     6,707,073     6,886,857     (179,784)
                                                -----------------------------------------  ---------------------------------------
Long-term receivable - Other (Texas)                    -             -             -          814,814           -        814,814
Other Assets                                         43,384        37,639         5,745        906,153       901,648        4,505
Investment & Intercompany in Subsidiaires                             -             -        1,705,583     1,929,863     (224,280)
                                                -----------------------------------------  ---------------------------------------
TOTAL ASSETS                                     21,099,485    21,535,267      (435,782)    51,352,342    54,331,510   (2,979,168)
                                                -----------------------------------------  ---------------------------------------
                                                -----------------------------------------  ---------------------------------------

POST PETITION CURRENT LIABILITIES
 Accounts payable                                   169,004       261,191       (92,187)       408,179       485,764      (77,585)
 Line of Credit                                         -             -             -       19,155,677    19,004,055      151,622
 Accrued expenses, excluding bankruptcy costs     1,055,259     1,150,318       (95,059)     3,301,002     3,427,077     (126,075)
 Accrued bankruptcy costs                               -             -             -          577,864       281,033      296,831
 Estimated claims secured by cash held in escrow        -             -             -        2,652,269     2,689,496      (37,227)
 Billings in excess of costs & earnings             158,941       640,681      (481,740)       158,941       640,681     (481,740)
 Current portion of long term debt                   19,141        23,910        (4,769)       789,318       999,485     (210,167)
 Intercompany - BNYFC                              (987,144)   (1,315,768)      328,624            -             -            -
 Intercompany payables                            1,618,996     1,321,032       297,964            -             -            -
                                                -----------------------------------------  ---------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES           2,034,197     2,081,364       (47,167)    27,043,250    27,527,591     (484,341)
Intercompany - BNYFC                             10,744,346    10,617,996       126,350            -             -            -
Intercompany Notes Payable                        2,535,455     2,535,455           -              -             -            -
Pre Petition Liabilities                         11,969,230    11,500,480       468,750     18,030,301    17,351,721      678,580
Pre Petition Estimated Construction Claims        3,000,000     1,025,000     1,975,000      3,000,000     1,025,000    1,975,000
                                                -----------------------------------------  ---------------------------------------
 TOTAL LIABILITIES                               30,283,228    27,760,295     2,522,933     48,073,551    45,904,312    2,169,239
                                                -----------------------------------------  ---------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                               2,082,948     2,082,948           -          121,289       121,289          -
Additional paid in capital                       25,370,632    25,370,632           -      124,480,375   124,480,375          -
Treasury Stock A-P-I-C                                  -             -             -         (562,506)     (562,506)         -
Retained earnings - prior                       (32,353,339)  (32,183,904)     (169,435)  (111,988,497) (111,819,062)    (169,435)
Y-T-D net income pre petition                      (676,048)     (676,048)          -       (1,845,936)   (1,845,936)         -
Y-T-D net income post petition                   (3,607,936)     (818,656)   (2,789,280)    (6,925,934)   (1,946,962)  (4,978,972)
                                                -----------------------------------------  ---------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                      (9,183,743)   (6,225,028)   (2,958,715)     3,278,791     8,427,198   (5,148,407)
                                                -----------------------------------------  ---------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         21,099,485    21,535,267      (435,782)    51,352,342    54,331,510   (2,979,168)
                                                -----------------------------------------  ---------------------------------------
                                                -----------------------------------------  ---------------------------------------

                  See accompanying note to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
OPERATIONS INFORMATION


                                                  (unaudited)    (unaudited)                (unaudited)   (unaudited)
                                                  Month Ended    Month Ended                Month Ended   Month Ended
                                                 June 30, 1997  May 31, 1997               June 30, 1997  May 31, 1997
                                                      ESD           ESD          Change        PSD             PSD        Change
                                                -----------------------------------------  ---------------------------------------
Sales                                             1,112,140     1,176,182       (64,042)       857,218      922,460      (65,242)
Cost of Sales                                       763,950       667,009        96,941        799,870      785,356       14,514
                                                -----------------------------------------  ---------------------------------------
  Gross Profit                                      348,190       509,173      (160,983)        57,348      137,104      (79,756)

Selling, General, and Administrative                347,808       386,922       (39,114)       215,836      262,479      (46,643)
                                                -----------------------------------------  ---------------------------------------

Income From Operations                                  382       122,251      (121,869)      (158,488)    (125,375)     (33,113)

Other Income(Expense):
 I/C Interest Income (Expense)                      (79,951)      (87,441)        7,490        (44,546)     (44,124)        (422)
 Interest Expense                                    (1,085)      (62,284)       61,199            -            -            -
 Interest Income                                        -             -             -              -            -            -
 Gain (loss) on Asset Disposition                     2,123           -           2,123            -            -            -
 Amortization / Write-off of Goodwill                   -             -             -              -            -            -
 Other Expense                                     (760,550)      (95,961)     (664,589)      (400,000)         -       (400,000)
 Other Income                                           -          (2,287)        2,287            -            -            -
                                                -----------------------------------------  ---------------------------------------
  Total Other Income (Expense)                     (839,463)     (247,973)     (591,490)      (444,546)     (44,124)    (400,422)
Net Income (Loss) Before Bankruptcy
                                                -----------------------------------------  ---------------------------------------
    Administrative Expenses                        (839,081)     (125,722)     (713,359)      (603,034)    (169,499)    (433,535)
Bankruptcy Administrative Expenses                                                  -                                       -
                                                -----------------------------------------  ---------------------------------------
Net Income (Loss)                                  (839,081)     (125,722)     (713,359)      (603,034)    (169,499)    (433,535)
                                                -----------------------------------------  ---------------------------------------
                                                -----------------------------------------  ---------------------------------------

                  See accompanying note to financial statement information

Omega Environmental, Inc.
Debtor In Possession Case #97-06084
Comparative Statement of
Operations Information

                                                                                            (unaudited)   (unaudited)
                                                 (unaudited)    (unaudited)                 Month Ended   Month Ended
                                                 Month Ended    Month Ended                June 30, 1997  May 31, 1997
                                                June 30, 1997  May 31, 1997                Continuing     Continuing
                                                  Corporate     Corporate        Change     Operations    Operations    Change
                                                -----------------------------------------  ---------------------------------------
Sales                                                   -       1,969,358     2,098,642       (129,284)
Cost of Sales                                         6,005                       6,005      1,569,825    1,452,365      117,460
                                                -----------------------------------------  ---------------------------------------
  Gross Profit                                       (6,005)          -          (6,005)       399,533      646,277     (246,744)

Selling, General, and Administrative                303,588       415,697      (112,109)       867,232    1,065,098     (197,866)
                                                ----------------------------------------- ----------------------------------------
Income From Operations                             (309,593)     (415,697)      106,104       (467,699)    (418,821)     (48,878)

Other Income(Expense):
 I/C Interest Income (Expense)                      254,896       253,710         1,186        130,399      122,145        8,254
 Interest Expense                                  (241,982)     (152,285)      (89,697)      (243,067)    (214,569)     (28,498)
 Interest Income                                      9,924         4,203         5,721          9,924        4,203        5,721
 Gain (loss) on Asset Disposition                       -             -             -            2,123          -          2,123
 Amortization / Write-off of Goodwill                   -             -             -              -            -            -
 Other Expense                                     (163,991)          -        (163,991)    (1,324,541)     (95,961)  (1,228,580)
 Other Income                                           -              70           (70)           -         (2,217)       2,217
                                                -----------------------------------------  ---------------------------------------
   Total Other Income (Expense)                    (141,153)      105,698      (246,851)    (1,425,162)    (186,399)  (1,238,763)
Net Income (Loss) Before Bankruptcy
                                                -----------------------------------------  ---------------------------------------
      Administrative Expenses                      (450,746)     (309,999)     (140,747)    (1,892,861)    (605,220)  (1,287,641)
Bankruptcy Administrative Expenses                 (296,831)     (281,033)      (15,798)      (296,831)    (281,033)     (15,798)
                                                -----------------------------------------  ---------------------------------------
Net Income (Loss)                                  (747,577)     (591,032)     (156,545)    (2,189,692)    (886,253)  (1,303,439)
                                                -----------------------------------------  ---------------------------------------
                                                -----------------------------------------  ---------------------------------------

                  See accompanying note to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
OPERATIONS INFORMATION

                                                  (unaudited)   (unaudited)                 (unaudited)     (unaudited)
                                                  Month Ended   Month Ended                 Month Ended     Month Ended
                                                 June 30, 1997  May 31, 1997               June 30, 1997   May 31, 1997
                                                Discontinuing  Discontinuing                 Combined         Combined
                                                 Operations     Operations       Change        Final            Final      Change
                                                -----------------------------------------  ---------------------------------------
Sales                                             1,198,707     1,326,260      (127,553)     2,155,065    2,819,533     (664,468)
Cost of Sales                                     1,280,618     1,322,090       (41,472)     1,837,443    2,169,086     (331,643)
                                                -----------------------------------------  ---------------------------------------
  Gross Profit                                      (81,911)        4,170       (86,081)       317,622      650,447     (332,825)

Selling, General, and Administrative                602,834       793,139      (190,305)     1,470,066    1,858,237     (388,171)
                                                -----------------------------------------  ---------------------------------------

Income From Operations                             (684,745)     (788,969)      104,224     (1,152,444)  (1,207,790)      55,346

Other Income(Expense):
 I/C Interest Income (Expense)                     (130,399)     (122,145)       (8,254)           -            -            -
 Interest Expense                                      (902)           (3)         (899)      (243,969)    (214,572)     (29,397)
 Interest Income                                        188           272           (84)        10,112        4,475        5,637
 Gain (loss) on Asset Disposition                    (2,459)          -          (2,459)          (336)         -           (336)
 Amortization / Write-off of Goodwill                   -             -             -              -            -            -
 Other Expense                                   (1,977,125)     (150,891)   (1,826,234)    (3,301,666)    (246,852)  (3,054,814)
 Other Income                                         6,162         1,025         5,137          6,162       (1,192)       7,354
                                                -----------------------------------------  ---------------------------------------
   Total Other Income (Expense)                  (2,104,535)     (271,742)   (1,832,793)    (3,529,697)    (458,141)  (3,071,556)
Net Income (Loss) Before Bankruptcy
                                                -----------------------------------------  ---------------------------------------
     Administrative Expenses                     (2,789,280)   (1,060,711)   (1,728,569)    (4,682,141)  (1,665,931)  (3,016,210)
Bankruptcy Administrative Expenses                      -             -             -         (296,831)    (281,033)     (15,798)
                                                -----------------------------------------  ---------------------------------------
Net Income (Loss)                                (2,789,280)   (1,060,711)   (1,728,569)    (4,978,972)  (1,946,964)  (3,032,008)
                                                -----------------------------------------  ---------------------------------------
                                                -----------------------------------------  ---------------------------------------


                  See accompanying note to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
STATEMENT OF CASH FLOWS INFORMATION



                                                                 (unaudited)       (unaudited)
                                                                 Month Ended       Month Ended
                                                                June 30, 1997     May 31, 1997     Change
                                                               --------------    -------------   ------------
Cash flows from operating activities:
 Net income (loss)                                            $ (4,978,974)     $ (1,946,964)   $(3,032,010)

 Adjustments to reconcile net income (loss) to net cash
  used in operating activities:
   Depreciation                                                    179,784           181,725         (1,941)
   Equity in Losses in Subsidiaries                               (169,432)         (138,082)       (31,350)
  Change in certain assets & liabilities:
  (Increase) decrease in:
   Receivables                                                     257,354         2,474,466     (2,217,112)
   Costs in excess of billings                                     996,641           157,378        839,263
   Inventory                                                       499,449           562,927        (63,478)
   Prepaids & other assets                                        (410,083)          397,179       (807,262)
  Increase (decrease) in:
   Accounts payable                                                (77,585)          485,764       (563,349)
   Accrued expenses                                                172,997          (449,262)       622,259
   Billings in excess of costs                                    (481,740)         (678,817)       197,077
   Other net changes in assets and liabilities                     218,733           336,539       (117,806)
                                                               -------------     -------------   ------------
    Total adjustments                                            1,186,118         3,329,817     (2,143,699)
                                                               -------------     -------------   ------------
    Net cash provided by (used in) operating activities         (3,792,856)        1,382,853     (5,175,709)


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan              151,622           (51,416)       203,038
  Repayment of long term obligations                              (143,658)         (165,688)        22,030
  Increase in pre petition liabilities                           2,584,830                 0      2,584,830
                                                               -------------     -------------   ------------
      Net cash provided by (used in) financing activities        2,592,794          (217,104)     2,809,898
                                                               -------------     -------------   ------------
Net increase (decrease) in cash                                 (1,200,062)        1,165,749     (2,365,811)

CASH AT BEGINNING OF PERIOD                                      1,664,854           499,105      1,165,749
                                                               -------------     -------------   ------------

CASH AT END OF PERIOD                                          $   464,792       $ 1,664,854    $(1,200,062)
                                                               -------------     -------------   ------------
                                                               -------------     -------------   ------------

                  See accompanying note to financial statement information

                                                                    EXHIBIT 99.2





Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
June 30, 1997 and May 31, 1997 Financial Reporting Information

Note to Financial Statement Information

The financial statement information for June and May 1997 is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.